Exhibit 32.1
      The following is the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
      In connection with the annual report of Cardiogenesis Corporation (the “Company”) on Form 10-K for the year ended December 31, 2005 as filed with the SEC on the date hereof (the “Report”), I, Joseph R. Kletzel, II, interim Chief Executive Officer, interim Chief Operating Officer and Chairman of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Joseph R. Kletzel, II

Joseph R. Kletzel, II
Interim Chief Executive Officer,
Interim Chief Operating Officer, and
Chairman of the Board
August 21, 2006
      The following is the certification required pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
      In connection with the annual report of Cardiogenesis Corporation (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the SEC on the date hereof (the “Report”), I, William R. Abbott Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ William R. Abbott

William R. Abbott
Chief Financial Officer
August 21, 2006
      The certifications set forth above shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company.